UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

February 17, 2011
(Date of earliest event reported)

HEWLETT-PACKARD COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

                  On February 22, 2011, Hewlett-Packard Company (“HP”) issued a press release relating to its fiscal quarter ended January 31, 2011 entitled “HP Reports First Quarter 2011 Results.” The text of this press release, with the related GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets, adjustments to certain GAAP financial information, GAAP consolidated condensed statements of cash flows, certain segment and business unit information, and certain additional financial information, is furnished herewith as Exhibit 99.1. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), solely as a result of being included in Exhibit 99.1.

                  HP’s GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets and certain segment information for the fiscal quarter ended January 31, 2011 also are filed herewith as Exhibit 99.2. The information in Exhibit 99.2 is filed for purposes of Section 18 of the Exchange Act and therefore may be incorporated by reference into filings under the Securities Act.

                  To supplement HP’s consolidated condensed financial statements presented on a GAAP basis, HP provides non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings, non-GAAP diluted earnings per share and gross cash. HP also provides forecasts of non-GAAP diluted earnings per share. A reconciliation of the adjustments to GAAP results for HP’s fiscal quarter ended January 31, 2011 and prior periods is included in the tables that are a part of Exhibit 99.1. In addition, an explanation of the ways in which HP management uses these non-GAAP measures to evaluate its business, the substance behind HP management’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which HP management compensates for those limitations, and the substantive reasons why HP management believes that these non-GAAP measures provide useful information to investors is included under “Use of Non-GAAP Financial Information” in Exhibit 99.1. This additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for operating profit, operating margin, net earnings, diluted earnings per share, or cash and cash equivalents prepared in accordance with GAAP.

  At the beginning of each fiscal year, HP conducts a review of its financial reporting structure and determines whether changes should be made to align its financial reporting more closely with its business structure.  Since HP’s last review at the beginning of fiscal 2010, HP has implemented a number of organizational realignments. These realignments include:

	●	The transfer of the networking business from the Corporate Investments segment to the re-named Enterprise Servers, Storage and Networking segment;

●
The transfer of the communications and media solutions business from the Other Software business unit within the HP Software financial reporting segment to the Application Services business unit within the Services segment;

	●	The transfer of the business intelligence business from the Other Software business unit within the HP Software segment to the Corporate Investments segment;

	●	The transfer of certain data center and workplace support services from the Infrastructure Technology Outsourcing business unit to the Technology Services business unit within the Services segment;

	●	The movement of the Handhelds business unit, which includes devices that run on Windows Mobile software, into the Other business unit within Personal Systems Group;

●	The transfer of certain consumer products from the Other business unit to the Desktop and Notebook business units within the Personal Systems Group segment; and

●	The consolidation of the Business Technology Optimization and Other Software business units within the HP Software segment into a single business unit.

                  To provide improved visibility and comparability, HP has reflected these realignments in prior financial reporting periods on an as-if basis.  As a result, these realignments resulted in the following changes to HP’s previously reported financial results:

●	The transfer of revenue and operating profit among the Enterprise Servers, Storage and Networking, Services, HP Software and Corporate Investments segments;

●	The transfer of revenue among the business units within the Services, HP Software and Personal Systems Group segments;

●
The reduction of revenue previously reported for the Infrastructure Technology Outsourcing business unit and the reduction of the eliminations of inter-segment net revenue for all periods in fiscal 2009 and the first two quarters of fiscal 2010 to reflect a change to a revenue sharing model that was implemented in the third quarter of fiscal 2010 for multiple element arrangements with products leased through the HP Financial Services segment; and

●
The reclassification of certain costs previously reported as costs of sales as selling, general and administrative expenses to better align those costs with the functional areas that benefit from those expenditures.

There was no impact on the previously reported financial results for the Imaging and Printing Group segment or the HP Financial Services segment.  In addition, none of these changes impacted HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

                  As a result of these changes, HP released modified quarterly and annual consolidated condensed statements of earnings, segment financial results and statements of business unit revenue for fiscal 2009 and 2010, which are attached hereto as Exhibit 99.3.  Exhibit 99.3 is furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference into any filing under the Securities Act.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

This filing amends Item 5.02(d) of the Current Report on Form 8-K of HP filed on January 20, 2011.

On February 17, 2011, the Board of Directors of HP (the “Board”) approved the following appointments to the committees of the Board:

● Shumeet Banerji and Dominique Senequier were appointed to the Audit Committee of the Board, effective February 17, 2011;

● Patricia F. Russo and Margaret C. Whitman were appointed to the HR and Compensation Committee of the Board, effective March 23, 2011;

●	Shumeet Banerji and Dominique Senequier were appointed to the Finance and Investment Committee of the Board, effective March 23, 2011;

●	Gary M. Reiner was appointed to the Nominating and Governance Committee of the Board, effective March 23, 2011; and

●	Gary M. Reiner, Patricia F. Russo and Margaret C. Whitman were appointed to the Technology Committee of the Board, effective March 23, 2011.

A description of the modified membership of each Board committee, including the appointments described above as well as additional changes, is available on HP’s website at www.hp.com/investor/home.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 99.1
Text of HP’s press release relating to its fiscal quarter ended January 31, 2011 entitled “HP Reports First Quarter 2011 Results,” with the related GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets, adjustments to certain GAAP financial information, GAAP consolidated condensed statements of cash flows, certain segment and business unit information and certain additional financial information (furnished herewith).

Exhibit 99.2	HP’s GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets and segment financial results for its fiscal quarter ended January 31, 2011 (filed herewith).

Exhibit 99.3	HP’s revised consolidated condensed statements of earnings, segment financial results and statements of business unit revenue for fiscal 2010 and 2009 (furnished herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: February 22, 2011	By:	/s/ Paul T. Porrini
	Name:	Paul T. Porrini
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1
Text of HP’s press release relating to its fiscal quarter ended January 31, 2011 entitled “HP Reports First Quarter 2011 Results,” with the related GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets, adjustments to certain GAAP financial information, GAAP consolidated condensed statements of cash flows, certain segment and business unit information and certain additional financial information (furnished herewith).

Exhibit 99.2	HP’s GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets and segment financial results for its fiscal quarter ended January 31, 2011 (filed herewith).

Exhibit 99.3	HP’s revised consolidated condensed statements of earnings, segment financial results and statements of business unit revenue for fiscal 2010 and 2009 (furnished herewith).